UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-12675 (Commission File Number)	95-4598246
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (310) 481-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 23, 2007, the Company issued a press release announcing its earnings for the quarter ended March 31, 2007 and distributed certain supplemental information. The supplemental information is attached to this report as Exhibit 99.1, and the press release is attached to this report as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(d) Exhibits.

99.1	First Quarter 2007 Supplemental Financial Report.

99.2	Press Release dated April 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: April 23, 2007

	By:	/s/ HEIDI R. ROTH
Heidi R. Roth
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number		Description

99.1	*	First Quarter 2007 Supplemental Financial Report.

99.2	*	Press Release dated April 23, 2007.

*	Filed herewith.